UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-23134

NorthStar Real Estate Capital Income Master Fund
(Exact name of registrant as specified in charter)

590 Madison Avenue, 34th Floor
New York, NY	10022
(Address of principal executive offices)	(Zip code)

Kevin P. Traenkle
Chief Executive Officer and President
NorthStar Real Estate Capital Income Master Fund
590 Madison Avenue, 34th Floor
New York, NY 10022
(Name and address of agent for service)

Copy to:
Sandra Matrick Forman, Esq.
General Counsel, Chief Compliance Officer and Secretary
NorthStar Real Estate Capital Income Master Fund
590 Madison Avenue, 34th Floor
New York, NY 10022

Registrant’s telephone number, including area code: (212) 547-2600

Date of fiscal year end: December 31

Date of reporting period: June 30, 2018

Item 1. Reports to Stockholders.

The semi-annual report (the “Semi-Annual Report”) of NorthStar Real Estate Capital Income Master Fund (the “Master Fund”) for the six months ended June 30, 2018 transmitted to shareholders pursuant to Rule 30e-1 promulgated under the Investment Company Act of 1940, as amended (the “1940 Act”), is as follows:

NORTHSTAR
REAL ESTATE CAPITAL INCOME

2018 SEMI-ANNUAL REPORT

Table of Contents

NorthStar Real Estate Capital Income Master Fund
Semi-Annual Report for the Six Months Ended June 30, 2018

NorthStar Real Estate Capital Income Master Fund
Unaudited Schedule of Investments
As of June 30, 2018

Security	Rate		Maturity Date	Face Amount	Amortized Cost(a)	Amortized Cost as a% of Face Amount	Fair Value
Commercial Mortgage-Backed Securities (“CMBS”) — 83.7%
Bank of America Commercial Mortgage Trust Series 2018-BN11, Class D	3.00%		03/15/2061	$1,900,000	$1,471,982	77.5%	$1,471,569	(b)
Bank of America Commercial Mortgage Trust Series 2017-BNK7, Class D	2.71%		09/15/2060	4,000,000	3,087,724	77.2%	3,067,394	(b)
Bank of America Commercial Mortgage Trust, Series 2017-C34, Class D	2.70%		11/15/2026	3,500,000	2,580,679	73.7%	2,534,558	(b)
Bank of America Commercial Mortgage Trust, Series 2015-UBS7, Class D	3.17%		09/15/2048	2,645,000	2,184,669	82.6%	2,138,043	(b)
Bank of America Commercial Mortgage Trust, Series 2016-UB10, Class D	3.00%		07/15/2049	80,000	59,849	74.8%	62,461	(b)
Bank of America Commercial Mortgage Trust, Series 2017-BNK3, Class D	3.25%		02/15/2050	40,000	32,703	81.8%	32,186	(b)
CD Commercial Mortgage Trust, Series 2017-CD3, Class D	3.25%		02/10/2050	6,030,000	5,119,872	84.9%	4,883,867	(b)
Citigroup Commercial Mortgage Trust, Series 2017-B1, Class D	3.00%		08/15/2027	2,000,000	1,598,428	79.9%	1,575,498	(b)
COMM Mortgage Trust, Series 2014 UBS5, Class D	3.50%		09/10/2047	3,000,000	2,314,221	77.1%	2,390,321	(b)
COMM Mortgage Trust, Series 2014 UBS5, Class E	3.50%		09/10/2047	1,500,000	921,500	61.4%	930,652	(b)
Deutsche Bank Commercial Mortgage Trust, Series M 2016-C1, Class D	3.50%		05/10/2049	116,000	96,584	83.3%	96,676	(b)
Deutsche Bank Commercial Mortgage Trust, Series M 2016-C1, Class E	3.25%		05/10/2049	180,000	115,428	64.1%	119,563	(b)
GS Commercial Mortgage Trust, Series 2017-GS7, Class E	3.00%		08/10/2050	2,000,000	1,654,625	82.7%	1,605,032	(b)
GS Mortgage Securities Trust, Series 2017-GS5, Class D	3.51%		03/10/2050	4,500,000	3,859,146	85.8%	3,768,806	(b)
JP Morgan Bank, Series 2016-C2, Class D	3.40%		06/15/2049	1,800,000	1,484,743	82.5%	1,489,615	(b)
JP Morgan Bank, Series 2016-C4, Class D	3.22%		12/15/2049	1,900,000	1,508,774	79.4%	1,513,781	(b)
Wells Fargo Commercial Mortgage Trust, Series 2018-C43, Class D	3.00%		03/15/2051	1,900,000	1,476,303	77.7%	1,473,192	(b)
Wells Fargo Commercial Mortgage Trust, Series 2017-RB1, Class D	3.40%		03/15/2050	150,000	127,367	84.9%	122,641	(b)
Total Commercial Mortgage-Backed Securities (Amortized Cost $29,694,597)(a)							$29,275,855

Short-Term Investment — 10.0%
U.S. Treasury Bill	1.15%	(e)	07/12/2018	$3,500,000	$3,498,548	100.0%	3,498,367
Total Short-Term Investment (Amortized Cost $3,498,548)(a)							3,498,367

Common Stock — 0.8%
Spirit MTA Equity REIT (28,140 shares,)(c)							289,842
Total Common Stock (Cost $290,901)(a)							289,842

Real Estate Investment Trusts (“REIT”) — 0.0%
NS Capital Income Master Fund REIT, Inc. (c)(d)(g)							—
Total Real Estate Investment Trusts (Cost $100)(a)							—

TOTAL INVESTMENTS — 94.5%							33,064,064
OTHER ASSETS AND LIABILITIES-NET — 5.5%(f)							1,936,489
NET ASSETS — 100.0%							$35,000,553
Futures Contracts

Issue	Expiration Date	Contracts Purchased (Sold)	Notional Value	Unrealized Depreciation
10 Year USD Deliverable Swap Futures	09/18/2018	(170)	$(17,000,000)	$(128,449)
USD—U.S. Dollar.

(a)	Also represents cost for federal income tax purposes.
(b)
Security is exempt from registration pursuant to Rule 144A of the Securities Act of 1933, as amended. Security may only be sold to qualified institutional buyers unless registered under the Securities Act of 1933, as amended, or otherwise exempt from registration.

(c)	Non-Income Producing Security.
(d)
At June 30, 2018, the Master Fund owned more than 25% of the voting securities of NS Capital Income Master Fund REIT, Inc. (the “REIT Subsidiary”), thereby making the REIT Subsidiary a controlled affiliate, as defined by the 1940 Act, of the Master Fund. As of June 30, 2018, the REIT Subsidiary owned by the Master Fund (including investments in controlled affiliates) had no value.

(e)	Rate shown represents the bond equivalent yield to maturity at date of purchase.
(f)	Includes the effect of futures contracts.
(g)	Affiliated investment.
Refer to notes to accompanying financial statements.

NorthStar Real Estate Capital Income Master Fund
Unaudited Statement of Assets and Liabilities

As of
June 30, 2018
Assets
Investments, at fair value (Cost $33,484,046)	$33,064,064
Affiliated investment, at fair value (Cost $100)	—
Cash	4,812,037
Futures collateral held at broker	834,380
Expense reimbursement due from Advisor	712,078
Interest receivable	97,526
Deferred offering costs	56,150
Total assets	39,576,235

Liabilities
Payable for securities purchased not yet settled	3,498,548
Administrative services expenses payable	252,802
Management fee payable	200,754
Shareholder distributions payable	197,830
Unrealized depreciation on futures contracts	128,449
Accounting and administrative fee payable	62,591
Trustees’ fees payable	60,250
Offering cost payable	51,435
Other liabilities and accrued expenses	123,023
Total liabilities	4,575,682
Net assets	$35,000,553

Commitments and contingencies (Note 11)

Composition of net assets
Common shares, $0.001 par value per share, unlimited shares authorized, 5,816,298 shares issued and outstanding	$5,816
Paid-in-capital in excess of par value	35,391,567
Distributions in excess of net investment income	(703,225)
Accumulated net realized gain on investment and futures contracts	854,926
Net unrealized depreciation on investments	(420,082)
Net unrealized depreciation on futures contracts	(128,449)
Net assets	$35,000,553

Net asset value per common share	$6.02

Refer to notes to accompanying financial statements.

NorthStar Real Estate Capital Income Master Fund
Unaudited Statement of Operations

For the
Six Months Ended
June 30, 2018
Investment income
Interest income	$821,553
Total investment income	821,553

Operating expenses
Administrative services expenses	346,569
Management fees	200,754
Accounting and administrative fees	173,341
Trustees’ fees	126,500
Professional fees	106,327
Offering costs	58,629
Other expenses	27,655
Total expenses	1,039,775
Less: Expense reimbursement from Advisor (Note 4)	(1,325,412)
Net investment income before tax expense	1,107,190
Income tax expense	8,965
Net investment income	1,098,225

Net realized gain and unrealized depreciation on investments and futures contracts
Net realized gain on investment and futures contracts	706,920
Net change in unrealized depreciation on investments	(509,376)
Net change in unrealized depreciation on futures contracts	(86,207)
Total net realized gain and unrealized depreciation on investments and futures contracts	111,337
Net increase in net assets resulting from operations	$1,209,562

Refer to notes to accompanying financial statements.

NorthStar Real Estate Capital Income Master Fund
Statements of Changes in Net Assets

	For the
	Six Months Ended	For the
	June 30, 2018	Year Ended
	(Unaudited)	December 31, 2017
Operations:
Net investment income	$1,098,225	$467,583
Net realized gain on investment and futures contracts	706,920	148,006
Net change in unrealized (depreciation) appreciation on investments	(509,376)	89,394
Net change in unrealized depreciation on futures contracts	(86,207)	(42,242)
Net increase in net assets resulting from operations	1,209,562	662,741

Shareholder Distributions
Distributions to shareholders	(1,120,508)	(802,477)
Net decrease in net assets resulting from shareholder distributions	(1,120,508)	(802,477)

Capital transactions
Issuance of common shares (Note 3)	5,837,004	28,071,080
Repurchase of common shares (Note 3)	(510,801)
Offering costs (Note 2)	63,341	(63,341)
Net increase in net assets resulting from capital transactions	5,389,544	28,007,739

Total increase in net assets	5,478,598	27,868,003
Net assets at beginning of period	29,521,955	1,653,952
Net assets at end of period	$35,000,553	$29,521,955
Distributions in excess of net investment income	$(703,225)	$(680,942)

Refer to notes to accompanying financial statements.

NORTHSTAR REAL ESTATE CAPITAL INCOME MASTER FUND
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)
JUNE 30, 2018

1.	Business and Organization

NorthStar Real Estate Capital Income Master Fund (the “Master Fund”) was organized as a Delaware statutory trust on October 2, 2015. The Master Fund’s primary investment objectives are to generate attractive and consistent income and preserve and protect shareholders’ capital, with a secondary objective of capital appreciation.

The Master Fund commenced operations on May 6, 2016, when the registration statements of NorthStar Real Estate Capital Income Fund (the “RE Capital Fund”) and NorthStar Real Estate Capital Income Fund-T (“RE Capital Fund-T” and collectively with RE Capital Fund, the “Trusts”), whose principal investment strategy is identical to the Master Fund, were declared effective by the Securities and Exchange Commission (the “SEC”).

Two additional feeder funds of the Master Fund, NorthStar Real Estate Capital Income Fund-ADV (“RE Capital Fund-ADV”) and NorthStar Real Estate Capital Income Fund-C (“RE Capital Fund-C”) and together with the Trusts and RE Capital Fund-ADV, the “Feeder Funds”) were formed on May 5, 2017 and September 20, 2017, respectively. RE Capital Fund-ADV and RE Capital Fund-C commenced operations on November 8, 2017 and on January 30, 2018, respectively, the date when their respective registration statements were declared effective by the SEC.

As of June 30, 2018 approximately 85.3%, 10.1%, 0.4% and 0.4% of the Master Fund’s outstanding common shares of beneficial interest, par value $0.001 per share, or its common shares, were held by RE Capital Fund, RE Capital Fund-T, RE Capital Fund-ADV and RE Capital Fund-C, respectively. The remaining 3.8% was held by Colony Capital FV Holdings, LLC (“Colony Capital FV”) an affiliate of Colony Capital (defined below).

The Master Fund is externally managed by CNI RECF Advisors, LLC (the “Advisor”), a Delaware limited liability company, which is a registered investment advisor under the Investment Advisers Act of 1940, as amended, (the “Advisers Act”). Prior to January 11, 2017, the Master Fund was externally managed by an affiliate of NorthStar Asset Management Group Inc. (NYSE: NSAM) (“NSAM”). Effective January 10, 2017, NSAM completed its merger (the “Merger”) with Colony Capital, Inc. and NorthStar Realty Finance Group (“NorthStar Realty”) to create Colony NorthStar, Inc., an internally-managed equity real estate investment trust (“REIT”), with a diversified real estate and investment management platform and publicly-traded on the NYSE. In addition, following the Merger, the Advisor (formerly NSAM B-RECF Ltd., an affiliate of NSAM), became a subsidiary of Colony NorthStar, Inc. Effective June 25, 2018, Colony NorthStar, Inc. changed its name to Colony Capital, Inc. (“Colony Capital”) and now trades on the NYSE under the ticker symbol “CLNY.” Colony Capital manages capital on behalf of its stockholders, as well as institutional and retail investors in private funds, non-traded and traded REITs and registered investment companies.

Pursuant to an advisory agreement (the “Master Fund Advisory Agreement”), the Advisor oversees the management of the Master Fund’s activities, including investment strategies, investment goals, asset allocation, asset management, leverage limitations, reporting requirements and other guidelines in addition to the general monitoring of the Master Fund’s portfolios, subject to the oversight of the Master Fund’s board of trustees (the “Board”). The Advisor also provides certain other administrative services, including marketing, investor relations and certain accounting services and maintenance of certain books and records on behalf of the Master Fund, furnishes the Master Fund with office facilities and equipment, provides clerical services to the Master Fund, performs the calculation and publication of the Master Fund’s net asset value (“NAV”), oversees the preparation and filing of the Master Fund’s tax returns, the payment of the Master Fund’s expenses and the performance oversight of various third party service providers.

The Master Fund is registered under the Investment Company Act of 1940, as amended, (the “1940 Act”), as a non-diversified, closed-end management investment company that intends to elect to be treated, and intends to qualify annually thereafter, as a regulated investment company (“RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”) beginning with the taxable year ending December 31, 2018. Refer to Note 2, “Summary of Significant Accounting Policies – Income Taxes” for further details.

On January 9, 2017, the Master Fund and the Trusts entered into an administration agreement (the “Administration Agreement”) with ALPS Fund Services, Inc. (“ALPS” or the “Administrator”). ALPS, and/or its affiliates are responsible for, but not limited to, (i) maintaining financial books and records of the Master Fund and Trusts, (ii) providing administration services, and (iii) performing other accounting and clerical services as necessary in connection with the administration of the Master Fund and the Trusts. On June 1, 2018, the Administration Agreement was amended to include additional services related to the preparation of the financial statements.

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NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)
JUNE 30, 2018

2.	Summary of Significant Accounting Policies

Basis of Presentation

The accompanying unaudited financial statements of the Master Fund have been prepared in accordance with U.S. generally accepted accounting principles (“U.S. GAAP”) for interim financial information. Accordingly, the accompanying unaudited financial statements do not include all of the information and footnotes required by U.S. GAAP for complete financial statements. In the opinion of management, all adjustments (consisting of normal recurring accruals) considered necessary for a fair statement have been included. Operating results for the six months ended June 30, 2018 are not necessarily indicative of the results that may be expected for the year ending December 31, 2018. The Master Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification (“ASC”) Topic 946 Financial Services - Investment Companies.

Reclassifications

Certain prior year amounts have been adjusted to conform to the current presentation.

Use of Estimates

The preparation of the Master Fund’s unaudited financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that could affect the amounts reported in the financial statements and the accompanying notes. Actual results may differ from those estimates and those differences may be material.

Cash

As of June 30, 2018, cash represents cash held in custody at MUFG Union Bank, N.A. in a bank deposit account that, at times, may exceed federally insured limits.

Valuation of Portfolio Investments

The Master Fund determines the fair value of its investment portfolio as of the close of each regular trading session of the NYSE. The Master Fund will calculate the NAV of its common shares, by subtracting total liabilities (including accrued expenses or distributions) from the total assets of the Master Fund (the value of securities, plus cash or other assets, including interest and distributions accrued but not yet received) and dividing the result by the total number of outstanding common shares of the Master Fund. The Master Fund’s assets and liabilities are valued in accordance with the principles set forth below.

The Board has approved the Master Fund’s Valuation Policies and Procedures (the “Valuation Policies and Procedures”) as amended from time to time, and the formation of a valuation committee (the “Valuation Committee”) that consists of personnel from the Advisor whose membership on the Valuation Committee was approved by the Board. The Valuation Committee values the Master Fund’s assets in good faith pursuant to the Valuation Policies and Procedures and applies a consistent valuation process, which was developed and approved by the Board. Portfolio securities and other assets for which market quotes are readily available will be valued at market value as provided by an independent pricing source. In circumstances where market quotes are not readily available, the Board has adopted the Valuation Policies and Procedures for determining the fair value of such securities and other assets, and has delegated the responsibility for applying the valuation methods to the Valuation Committee. On a quarterly basis, the audit committee of the Board reviews the valuation determination made with respect to the Master Fund’s investments during the preceding quarter and evaluates whether such determinations were made in a manner consistent with the Master Fund’s Valuation Policies and Procedures. The Board reviews and ratifies such value determinations.

ASC Topic 820, Fair Value Measurements and Disclosure, (“ASC Topic 820”), issued by the FASB clarifies the definition of fair value and requires companies to expand their disclosure about the use of fair value to measure assets and liabilities in interim and annual periods subsequent to initial recognition. Refer to Note 5, “Investment Portfolio” for further discussion on fair value measurement. In accordance with ASC Topic 820, when determining the fair value of an asset or liability, the Valuation Committee seeks to determine the price that would be received from the sale of the asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. Fair value determinations are based upon all available inputs that the Valuation Committee deems relevant, which may include indicative dealer quotes, independent third party pricing vendors, values of like securities, recent portfolio company financial statements and forecasts, and valuations prepared by third party valuation services. However, determination of fair value involves subjective judgments and estimates. Accordingly, the

NORTHSTAR REAL ESTATE CAPITAL INCOME MASTER FUND
NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)
JUNE 30, 2018

notes to the Master Fund’s financial statements refer to the uncertainty with respect to the possible effect of such valuations and any change in such valuations on the Master Fund’s financial statements.

As the Master Fund raises and invests additional capital, it expects that the portfolio will primarily consist of investments that are not actively traded in the market and for which quotation may not be available. For purposes of calculating NAV, the Valuation Committee will use the following valuation methods:

Investments where a market price is readily available:

Generally, the value of any equity interests in public companies for which market quotations are readily available will be based upon the most recent closing public market price. Securities that carry certain restrictions on sale will typically be valued at a discount from the market value of the security. Loans or investments traded over the counter and not listed on an exchange are valued at a price obtained from third-party pricing services, including, where appropriate, multiple broker dealers, as determined by the Valuation Committee.

Investments where a market price is not readily available:

For investments for which no active secondary market exists and, therefore, no bid and ask prices can be readily obtained, the Master Fund will value such investments at fair value as determined in good faith by the Board, with assistance from the Valuation Committee, in accordance with the Master Fund’s Valuation Policies and Procedures.

In making its determination of fair value, the Valuation Committee may retain and rely upon valuations obtained from independent valuation firms; provided that the Valuation Committee shall not be required to determine fair value in accordance with the valuation provided by any single source, and the Valuation Committee shall retain the discretion to use any relevant data, including information obtained from any independent third-party valuation or pricing service, that the Valuation Committee deems to be reliable in determining fair value under the circumstances.

Deliverable Swap Futures

The Master Fund holds fixed rate CMBS and the value of such CMBS may decrease if interest rates were to rise. To hedge this portfolio against the adverse effects of potential movements in interest rates, the Master Fund sells deliverable swap futures, which have interest rate swap exposure under a standardized futures contract. Deliverable swap futures are a leveraged investment, and because only a percentage of a contract’s value is required to trade, it is possible to lose more than the amount of money deposited for such positions.
When the Master Fund enters into deliverable swap future trades, it deposits and maintains as collateral an initial margin with the broker, as required by the Chicago Mercantile Exchange (“CME”). Such amount is shown as Futures Collateral held at broker on the statement of assets and liabilities. Pursuant to the contract, the Master Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Master Fund as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract, however counterparty risk is reduced to the CME being the effective counterparty and the daily mark to market required by the CME. When the contract is closed, the Master Fund records realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

Reverse Repurchase Agreements

Reverse repurchase agreements are agreements with qualified third-party broker dealers in which the Master Fund sells securities to a bank or broker-dealer and agrees to repurchase the same securities at a mutually agreed upon date and price. The Master Fund receives cash from the sale to use for other investment purposes. During the term of the reverse repurchase agreement, the Master Fund continues to receive the principal and interest payments on the securities sold. Certain agreements have no stated maturity and can be terminated by either party at any time. Interest on the value of the reverse repurchase agreements issued and outstanding is based upon competitive market rates determined at the time of issuance. The Master Fund may utilize reverse repurchase agreements when it is anticipated that the interest income to be earned from the investment of the proceeds of the transaction is greater than the interest expense of the transaction. For each reverse repurchase agreement, the Master Fund may segregate liquid assets having a value comparable to the repurchase price. As of and during the period ended June 30, 2018, the Master Fund had entered into reverse repurchase agreements with RBC Capital Markets, LLC and Barclays Capital Inc. but no amounts were outstanding under either agreement.

NORTHSTAR REAL ESTATE CAPITAL INCOME MASTER FUND
NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)
JUNE 30, 2018

Security Transactions and Revenue Recognition

Security transactions are accounted for on their trade date. For commercial real estate (“CRE”) related debt investments, including first mortgage loans, subordinate mortgage and mezzanine loans, participations in such loans and interest income on such investments is recognized on an accrual basis and any related premium, discount, origination costs and fees are amortized over the life of the investment using the effective interest method. The amortization is reflected as an adjustment to interest income in the statement of operations. For CRE related securities which include commercial mortgage-back securities (“CMBS”) and unsecured debt of publicly-traded REITs, interest income on such investments is recognized using the effective interest method with any premium or discount amortized or accreted through earnings based on expected cash flow through the maturity date of the security. Changes to expected cash flow may result in a change to the yield which is then applied retrospectively for high-credit quality securities that cannot be prepaid or otherwise settled in such a way that the holder would not recover substantially all of the investment or prospectively for all other securities to recognize interest income. The Master Fund will record dividend income on the ex-dividend date. The Master Fund will not accrue interest or dividends on loans and securities as a receivable if there is reason to doubt the collectability of such income.

Loan origination fees, original issue discount, and market discount (premium) will be capitalized and such amounts will be accreted (amortized) as interest income (expense) over the respective term of the loan or security. Upon the prepayment of a loan or security, any unamortized loan origination fees and original issuance discount will be recorded as interest income. The Master Fund will record prepayment premiums on loans and securities as interest income when it receives such amounts.

Net Realized Gains or Losses and Net Change in Unrealized Appreciation or Depreciation

Gains or losses on the sale of investments will be calculated by using the specific identification method. The Master Fund will measure realized gains or losses by the difference between the net proceeds from the repayment or sale and the amortized cost basis of the investment including any unamortized upfront fees. Net change in unrealized appreciation or depreciation reflects the change in portfolio investment values during the reporting period.

Organization and Offering Costs

Organization costs include, among other things, the cost of formation, including the cost of legal services and other fees pertaining to the Master Fund’s organization. Offering costs include, among other things, legal, accounting, printing and other costs pertaining to the preparation of the Master Fund’s Registration Statement on Form N-2 related to the offering of its common shares. Historically, the Master Fund charged offering costs against capital in excess of par value on its financial statements in error. In the current period, the Master Fund corrected its accounting treatment for offering costs to record such costs as a deferred charge and thereafter amortize to expense over 12 months on a straight-line basis. Also, during the current period, the Master Fund reclassified $63,341 of offering costs to a deferred charge, which had been recorded as a reduction to capital in 2017. Management concluded that the impact of the error and its correction is not material to the current or previously presented financial statements. Organization costs incurred directly by the Master Fund are expensed as incurred.

Pursuant to the Master Fund’s Advisory Agreement, the Advisor and its affiliates are entitled to receive reimbursement for costs each has paid on behalf of the Master Fund in connection with the offering. The Master Fund will be obligated to reimburse the Advisor and its affiliates, as applicable, for organization and offering costs (“O&O Costs”) to a limit of 1.0% of the aggregate proceeds from the offering. The Master Fund estimates that the O&O Costs of the Master Fund will be de minimis as Master Fund shares are not being offered to the public. The Master Fund records O&O Costs each period based upon an allocation determined by the expectation of total O&O Costs to be reimbursed. For allocated O&O, organization costs are recorded as an expense in the statement of operations. Offering costs are recorded as a deferred charge and are thereafter amortized to expense over 12 months on a straight-line basis.

As of June 30, 2018, the Advisor incurred approximately $0.5 million of O&O Costs on behalf of the Master Fund. As of June 30, 2018 and December 31, 2017, approximately $51,000 and $63,000, respectively of offering costs were allocated to the Master Fund and payable to the Advisor. For the year ended December 31, 2017, approximately $23,000 of organization costs were incurred by the Master Fund and reimbursed to the Advisor. There were no organization costs incurred by the Master Fund for the six months ended June 30, 2018. Since inception of the Master Fund, all O&O Costs have been incurred by the Advisor.

Income Taxes

The Master Fund intends to elect to be treated for federal income tax purposes as a RIC under Subchapter M of the Code beginning with the taxable year ending December 31, 2018. To maintain qualification as a RIC, the Master Fund must, among

NORTHSTAR REAL ESTATE CAPITAL INCOME MASTER FUND
NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)
JUNE 30, 2018

other things, meet certain source-of-income and asset diversification requirements and distribute to their respective shareholders, for each taxable year, at least 90% of its “investment company taxable income” and its net tax-exempt interest income. In general, a RIC’s “investment company taxable income” for any taxable year is its taxable income, determined without regard to net capital gains and with certain other adjustments. As a RIC, the Master Fund will not have to pay corporate-level federal income taxes on any income that it distributes to its shareholders. The Master Fund intends to distribute all or substantially all of their “investment company taxable income,” net tax-exempt interest income, if any, and net capital gains, if any, on an annual basis in order to maintain their RIC status each year and to avoid any federal income taxes on income. The Master Fund will also be subject to nondeductible federal excise taxes if it does not distribute at least 98.0% of net ordinary income, if any, and 98.2% of any capital gain net income, if any.

Uncertainty in Income Taxes

The Master Fund evaluates its tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax benefits or liabilities in the financial statements. Recognition of a tax benefit or liability with respect to an uncertain tax position is required only when the position is “more likely than not” to be sustained assuming examination by taxing authorities. The Master Fund recognizes interest and penalties, if any, related to unrecognized tax liabilities as income tax expense in the Statement of Operations. For the six months ended June 30, 2018, the Master Fund did not incur any interest or penalties.

Distributions

Distributions to the Master Fund’s shareholders are recorded as of the record date.

3.	Share Transactions

Common shares of the Master Fund are issued solely to the Trusts in private placement transactions that do not involve any “public offering” within the meaning of Section 4(a)(2) of, and/or Regulation D under, the Securities Act of 1933, as amended. Below is a summary of the Master Fund’s share transactions:

	Six Months Ended June 30, 2018		Year Ended December 31, 2017
	Shares	Amount	Shares	Amount

NorthStar Real Estate Capital Income Fund	670,203	$4,037,004	4,381,944	$26,086,080
NorthStar Real Estate Capital Income Fund-T	277,980	1,675,000	306,946	1,860,000
NorthStar Real Estate Capital Income Fund-ADV	—	—	20,764	125,000
NorthStar Real Estate Capital Income Fund-C	20,938	125,000	—	—
Total - gross	969,121	5,837,004	4,709,654	28,071,080
Aggregate Consideration for Repurchased Shares	(84,710)	(510,801)	—	—
Total - net	884,411	$5,326,203	4,709,654	$28,071,080

Capital Contribution by Colony Capital

Prior to commencement of operations, an affiliate of Colony Capital contributed $2,000,100, including the Seed Capital Investment to purchase 222,233 common shares of the Master Fund at $9.00 per share. These shares are now held by Colony Capital FV.

The Master Fund will repurchase common shares held by the RE Capital Fund, RE Capital Fund-T, RE Capital Fund-ADV and RE Capital Fund-C to the extent necessary to accommodate repurchase requests under each Trust’s share repurchase program. On January 5, 2018, the Master Fund repurchased 84,710 shares of its issued and outstanding common shares at a price equal to $6.03 per share (the NAV on the date of repurchase) for $510,801 pursuant to a tender offer that was made upon and subject to the terms and conditions of the Offer to Repurchase, dated November 20, 2017. The Master Fund did not repurchase shares during the year ended December 31, 2017. Refer to Note 12, “Subsequent Events” for repurchase activity occurring after June 30, 2018.

NORTHSTAR REAL ESTATE CAPITAL INCOME MASTER FUND
NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)
JUNE 30, 2018

4.	Related Party Transactions

Management Fee

Pursuant to the Master Fund Advisory Agreement, and in consideration of the advisory services provided by the Advisor to the Master Fund, the Advisor is entitled to a fee consisting of two components — the management fee (“Management Fee”) and the incentive fee (“Incentive Fee”).

The Trusts will not incur a separate Management Fee or Incentive Fee under the Trusts’ advisory agreements for so long as the Trusts have a policy to invest all or substantially all of their net assets in the Master Fund, but the Trusts and shareholders will be indirectly subject to the Management Fee and Incentive Fee incurred by the Master Fund.

On February 23, 2017, the Board approved an amendment to the Master Fund’s Advisory Agreement for the calculation of the Management Fee. The Management Fee is calculated and payable quarterly in arrears at an annual rate of 1.25% of the Master Fund’s average daily net assets during such period.

The Management Fee may or may not be taken in whole or in part at the discretion of the Advisor. All or any part of the Management Fee not taken as to any quarter will be deferred without interest and may be taken in any such other quarter as the Advisor may determine. The Management Fee for any partial quarter will be appropriately prorated. For the six months ended and as of June 30, 2018, management fee expenses incurred and payable were $200,754.

Incentive Fee

The Incentive Fee is calculated and payable quarterly in arrears based upon the Master Fund’s “pre-incentive fee net investment income” for the immediately preceding quarter. The Incentive Fee will be subject to a quarterly fixed preferred return to investors, expressed as a rate of return on the Master Fund’s adjusted capital, at the beginning of the most recently completed calendar quarter, of 1.50%, subject to a “catch-up” feature.

The calculation of the Incentive Fee for each quarter will be as follows:

•	No Incentive Fee will be payable in any calendar quarter in which the Master Fund’s pre-incentive fee net investment income does not exceed the quarterly hurdle rate of 1.50%;

•
100.0% of the Master Fund’s pre-incentive fee net investment income, if any, that exceeds the hurdle rate but is less than or equal to 1.715% in any calendar quarter will be payable to the Advisor. This portion of the Master Fund’s pre-incentive fee net investment income which exceeds the quarterly hurdle rate but is less than or equal to 1.715% is referred to as the “catch-up.” The “catch-up” provision is intended to provide the Advisor with an incentive fee of 12.5% on all of the Master Fund’s pre-incentive fee net investment income when the Master Fund’s pre-incentive fee net investment income reaches 1.715% in any calendar quarter; and

•
12.5% of the Master Fund’s pre-incentive fee net investment income, if any, that exceeds 1.715% in any calendar quarter is payable to the Advisor once the quarterly hurdle rate is reached and the catch-up is achieved (12.5% of all the Master Fund’s pre-incentive fee net investment income thereafter is allocated to the Advisor).

For this purpose, “pre-incentive fee net investment income” means interest income, dividend income and any other income accrued during the calendar quarter, minus the Master Fund’s operating expenses for the quarter (including the Management Fee, expenses reimbursed to the Advisor under the Master Fund’s Advisory Agreement and any interest expense and distributions paid on any issued and outstanding preferred shares, but excluding the offering and organization expenses and the Incentive Fee). Pre-incentive fee net investment income will include, in the case of investments with a deferred interest feature (such as original issue discount, debt instruments with payment-in-kind (“PIK”) interest and zero coupon securities), accrued income that the Master Fund has not yet received in cash. Pre-incentive fee net investment income does not include any realized capital gains, realized capital losses or unrealized capital appreciation or depreciation.

“Adjusted capital” means the cumulative gross proceeds received by the Master Fund from the sale of Master Fund shares (including pursuant to the Master Fund’s distribution reinvestment plan), reduced by distributions to investors that represent a return of capital and amounts paid in connection with repurchases of Master Fund shares pursuant to the Master Fund’s share repurchase program.

NORTHSTAR REAL ESTATE CAPITAL INCOME MASTER FUND
NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)
JUNE 30, 2018

For the six months ended June 30, 2018, no incentive fee was incurred or payable to the Advisor.

Reimbursement of Operating Expenses

The Advisor is to be reimbursed by the Master Fund, as applicable, for actual costs incurred in connection with providing administrative services to the Master Fund. Allocation of the cost of such services to the Master Fund is primarily based on time allocations, but may also be based on objective factors such as total assets and/or revenues. For the six months ended and as of June 30, 2018, the amount of administrative services expenses incurred and payable were $346,569 and $252,802, respectively.

Support Agreements

On July 13, 2017, the Board approved separate expense support and conditional reimbursement agreements, each dated July 13, 2017, between Colony Capital FV and each of the Trusts and the Master Fund (each an “Expense Support Agreement”), whereby Colony Capital FV agreed to reimburse the Trusts and the Master Fund for expenses. On September 28, 2017 and May 10, 2018, the Board approved separate amended and restated expense support and conditional reimbursement agreements (the “Amended and Restated Expense Support Agreement”). The purpose of these agreements is to seek to minimize the extent to which any portion of Trusts’ distributions or Master Fund’s distributions, as applicable, will be characterized as a return of capital for U.S. GAAP purposes and to reduce operating expenses until the Trusts are generating net income to absorb such expenses. However, such distributions may still be characterized as a return of capital for U.S. federal income tax purposes.

Pursuant to the Amended and Restated Expense Support Agreements, Colony Capital FV will reimburse, on a quarterly basis, beginning with the quarter ending March 31, 2017, the Trusts and the Master Fund for expenses (excluding offering expenses) and or provide additional support payments in an amount equal to the difference between the cumulative distributions paid to the Trust’s or the Master Fund’s Shareholders, as applicable, less the Trusts’ or the Master Fund’s Available Operating Funds during such quarter. “Available Operating Funds” means the net investment income of the Trusts or the Master Fund, as applicable, plus offering expenses, minus any reimbursement payments payable to Colony Capital FV pursuant to this arrangement. Colony Capital FV’s obligation to make an expense payment shall automatically become a liability of Colony Capital FV and the right to such expense payment shall be an asset of the Trusts or the Master Fund, as applicable, on each day that the Trusts’ or the Master Fund’s, as applicable, net asset value is calculated.

The Trusts and the Master Fund have a conditional obligation to reimburse Colony Capital FV for any amounts funded under the Amended and Restated Expense Support Agreements in any calendar quarter occurring within three years of the date on which Colony Capital FV funded such amounts provided that (a) the annualized rate of regular distributions declared by the Trusts and the Master Fund at the time of such reimbursement is not less than the annualized rate of regular cash distributions declared by the Trusts and Master Fund at the time the expense payment was made to which such reimbursements relates and (b) the Operating Expense Ratio (as defined below) as of such Reimbursement Date (as defined in the Expense Support Agreement) is not greater than the Operating Expense Ratio as of the expense payment date attributable to such specified expense payment. “Operating Expense Ratio” means Net Operating Expenses (as defined in the Expense Support Agreement) as of the applicable period, expressed as a percentage of the average net assets of the Fund as of the relevant measurement date. If such conditions do not occur within three years of such expense payment, Colony Capital FV is no longer entitled to reimbursement.

The Amended and Restated Expense Support Agreements may be terminated at any time by the Master Fund or Colony Capital FV or shall automatically terminate in the event of  (i) the termination by the Master Fund of the Master Fund Advisory Agreement, (ii) an assignment (as that term is defined under the 1940 Act) of the Master Fund Advisory Agreement, or (iii) the Board’s determination to dissolve or liquidate the Master Fund.

The following table reflects the expense reimbursement accrued from the Advisor to the Master Fund for the six months ended June 30, 2018 and the year ended December 31, 2017 that may be subject to reimbursement to the Advisor:

Quarter Ended(1)	Amount of Expense Reimbursements	Annualized Rate of Distributions Per Common Share(2)	Operating Expense Ratio(3)	Reimbursement Eligibility Expiration
September 30, 2017	$976,543	7.08%	2.03%	September 30, 2020
December 31, 2017	$626,648	7.01%	1.13%	December 31, 2020
March 31, 2018	$613,334	7.02%	1.00%	March 31, 2021
June 30, 2018	$712,078	6.98%	1.39%	June 30, 2021
______________________________________________________

NORTHSTAR REAL ESTATE CAPITAL INCOME MASTER FUND
NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)
JUNE 30, 2018

(1)	The Expense Support Agreement was implemented in July 2017 effective for the calendar quarter ended March 31, 2017, and on a quarterly basis thereafter.

(2)
The annualized rate of distributions per common share is expressed as a percentage equal to the annualized distribution amount as of the end of the applicable quarter (which is calculated by annualizing the regular daily cash distribution per common share as of such date without compounding), divided by the Master Fund’s NAV per common share as of such date.

(3)
The Operating Expense Ratio is calculated as follows: Net Operating Expenses (as defined in the Amended and Restated Expense Support Agreement) as of the applicable period, expressed as a percentage of the average net assets of the Master Fund as of the relevant measurement date.

If the Amended and Restated Expense Support Agreements have been terminated, some of the Trusts’ distributions would have been paid pursuant to a distribution support agreement (the “Distribution Support Agreement”) between the Master Fund and Colony Capital FV. Colony Capital FV had agreed to purchase up to an aggregate of $10.0 million in Master Fund shares, at the current NAV per Master Fund share, of which $2.0 million was contributed by Colony Capital FV to the Master Fund as a seed capital investment (the “Seed Capital Investment”). During any month when the Distribution Support Agreement was effective, if the cash distributions exceeded the net investment income for such month (“Distribution Shortfall”), Colony Capital FV would have purchased shares required in order to cover the Distribution Shortfall up to an amount equal to a 6.0% cumulative, non-compounded annual return on the Master Fund’s shareholders’ invested capital prorated for such month. On May 10, 2018, the Distribution Support Agreement was terminated. Other than the Seed Capital Investment, no amounts were purchased by Colony Capital FV pursuant to the Distribution Support Agreement.

Notwithstanding Colony Capital FV’s obligations pursuant to the Amended and Restated Expense Support Agreement, the Master Fund will not be required to pay distributions to the Master Fund shareholders, including the Trusts. For the six months ended and as of June 30, 2018, the amount of expense support provided and due to the RE Capital Fund by Colony Capital FV was $1,325,412 and $712,078 respectively.

Capital Contribution by Colony Capital

Prior to commencement of operations, an affiliate of Colony Capital contributed $2,000,100, including the Seed Capital Investment to purchase 222,233 common shares of the Master Fund at $9.00 per share. These shares are now held by Colony Capital FV.

5.	Investment Portfolio

The following table summarizes the composition of the Master Fund’s investment portfolio at cost and fair value as of June 30, 2018:

	June 30, 2018(1)
	Cost(2)	Fair Value	Percentage of Portfolio
CMBS	$29,694,597	$29,275,855	88.5%
U.S. Treasury Bill	3,498,548	3,498,367	10.6%
Common Stock	290,901	289,842	0.9%
REIT Subsidiary(3)	100	—	—%
	$33,484,146	$33,064,064	100%
______________________________________________________
(1)    Does not include the effect of futures contracts.
(2)    Cost represents the original cost adjusted for the amortization of premiums and/or accretion of discounts, as applicable, on investments.
(3)    Represents the Master Fund’s investment in the REIT Subsidiary, which is classified as a Level 3 investment.

For the six months ended June 30, 2018, purchases of securities, including short term obligations, aggregated $12,100,240.

Under ASC Topic 820, fair value is defined as the price that the Master Fund would receive upon selling an asset or pay to transfer a liability in an orderly transaction to a market participant in the principal or most advantageous market for the investment. ASC Topic 820 emphasizes that valuation techniques should maximize the use of observable market inputs and minimize the use of unobservable inputs. Inputs refer broadly to the assumptions that market participants would use in pricing an asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing an asset or liability developed based on market data obtained from sources independent of the Master Fund. Unobservable inputs are inputs that reflect the assumptions market participants would use in pricing an asset or liability developed based on the best information available in the circumstances. The Master Fund classifies the inputs used to measure these fair values into the following hierarchy as defined by current accounting guidance:

NORTHSTAR REAL ESTATE CAPITAL INCOME MASTER FUND
NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)
JUNE 30, 2018

Level 1	−	observable inputs such as quoted prices in active markets;

Level 2	−	includes inputs such as quoted prices for similar securities in active markets and quoted prices for identical securities where there is little or no activity in the market; and

Level 3	−	unobservable inputs for which little or no market data exists, therefore requiring an entity to develop its own assumptions.

A financial instrument’s categorization within the valuation hierarchy is based upon the lowest level of input that is significant to the fair value measurement.

As of June 30, 2018 the Master Fund’s investments were categorized as follows in the fair value hierarchy:

Investments in Securities at Value	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs		Total
CMBS	$—	$29,275,855	$—		$29,275,855
Common Stock	289,842	—	—		289,842
REIT Subsidiary	—	—	—	(1)	—
U.S. Treasury Bill	3,498,367	—	—		3,498,367
	$3,788,209	$29,275,855	$—		$33,064,064

Other Financial Instruments	Level 1	Level 2	Level 3	Total
Futures Contracts(2)	$(128,449)	$—	$—	$(128,449)
Total	$(128,449)	$—	$—	$(128,449)
______________________________________________________

(1)	Represents the Master Fund’s investment in the REIT Subsidiary, valued at $0 at June 30, 2018.

(2)	Futures contracts are reported at their unrealized depreciation at measurement date, which represents the change in the contract’s value from trade date.

The Master Fund’s investments as of June 30, 2018 consisted primarily of CMBS and an equity investment in a publicly traded REIT. The Master Fund valued its performing CMBS investments by using the midpoint of the prevailing bid and ask prices from dealers on the date of the relevant period end, which were provided by an independent third-party pricing service and screened for validity by such service. For non-performing or distressed investments, if any, the Master Fund will value such investments by using the bid price. There were no non-performing or distressed investments as of June 30, 2018.

The Master Fund periodically benchmarks the bid and ask prices it receives from the third-party pricing service and/or dealers against the actual prices at which the Master Fund purchases and sells its investments. Based on the results of the benchmark analysis and the experience of the Master Fund’s management in purchasing and selling these investments in other investment funds managed by the sponsors, the Master Fund believes that these prices are reliable indicators of fair value. The Master Fund may also use other methods, including the use of an independent third-party valuation service approved by the Board, to determine fair value for securities for which it cannot obtain prevailing bid and ask prices through independent third-party pricing services or independent dealers, or where the Board otherwise determines that the use of such other methods is appropriate. The Master Fund will periodically benchmark the valuations provided by the independent third-party valuation service against the actual prices at which the Master Fund purchases and sells its investments. The Master Fund’s Valuation Committee and Board reviewed the valuation determinations made with respect to these investments and determined that they were made in a manner consistent with the Master Fund’s valuation process.

There were no transfers between levels for the six months ended June 30, 2018.

There were no purchases or sales of level three investments for the six months ended June 30, 2018.

NORTHSTAR REAL ESTATE CAPITAL INCOME MASTER FUND
NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)
JUNE 30, 2018

6.	Derivatives

At June 30, 2018, the Company sold 10-year USD deliverable swap futures to economically hedge the interest rate exposure on long dated fixed rate securities.

Issue	Expiration Date	Contracts Purchased (Sold)	Notional Value(1)
10 Year USD Deliverable Swap Futures	September 18, 2018	(170)	$17,000,000

(1)	Notional value reflects the stated notional amount of these contracts, which is $100,000 per contract purchased (sold).

The table below summarizes the value of the Master Fund’s derivative investments, detailed by primary risk exposure, held as of June 30, 2018:

Liability Derivatives
Risk Exposure/Derivative Type	Statement of Assets and Liabilities Location	Fair Value
Interest Rate Risk
Deliverable swap futures	Unrealized depreciation on futures contracts	$(128,449)

The table below summarizes the realized gains/(losses) on derivative investments, detailed by primary risk exposure, recognized in earnings for the six months ended June 30, 2018:

Realized Gain/(Loss)
Risk Exposure/Derivative Type
Interest Rate Risk
Futures contracts(1)	$707,128

(1)	The average notional value of deliverable swap futures outstanding for the six months ended June 30, 2018 was approximately $16.2 million.(2)

(2)	The average notional value was calculated by using the stated notional value per contract.

The counterparty for the futures contracts held $834,380 of cash margin as collateral as of June 30, 2018.

7.	Distributions

The following table reflects the distributions declared by the Board for the Master Fund’s common shares for the six months ended June 30, 2018.

	Distribution
Period	Per Share(1)	Amount
For the six months ended June 30, 2018	$0.2083	$1,120,508
___________________________________________________________

(1)	Based on the weighted average shares outstanding from January 1, 2018 to June 30, 2018.

The timing and amount of any future distributions to shareholders are subject to applicable legal restrictions and the sole discretion of the Board.

On November 9, 2017, the Board declared daily distributions at an annualized rate of $0.42 per common share from January 1, 2018 through March 31, 2018.

On February 22, 2018, the Board declared daily distributions at an annualized rate of $0.42 per common share from April 1, 2018 through June 30, 2018.

On May 10, 2018, the Board declared daily distributions at an annualized rate of $0.42 per common share from July 1, 2018 through September 30, 2018.

NORTHSTAR REAL ESTATE CAPITAL INCOME MASTER FUND
NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)
JUNE 30, 2018

Distributions are accrued daily and paid monthly. Distributions are payable on the first business day of the following month. From time to time, the Master Fund intends to authorize and declare special cash distributions of net long-term capital gains, if any, and any other income, gains and dividends and other distributions not previously distributed.

The character of distributions to shareholders made during the period may differ from their ultimate characterization for federal income tax purposes.

The Master Fund expects that for a period of time, which time period may be significant, substantial portions of the Master Fund’s distributions may be funded through the reimbursement of certain expenses and additional support payments by Colony Capital FV that may be subject to repayment by the Master Fund within three years. The purpose of this arrangement is to seek to minimize the extent to which any portion of the Master Fund’s distributions to shareholders will be paid from offering proceeds. Any such distributions funded through support payments or waivers of advisory fees are not based on the Master Fund’s investment performance and the Master Fund’s distributions can only be sustained if the Master Fund achieves positive investment performance in future periods and/or Colony Capital FV continues to make such payments. The Master Fund’s future repayments of amounts reimbursed by Colony Capital FV will reduce the distributions that shareholders would otherwise receive in the future. There can be no assurance that the Master Fund will achieve the performance necessary to sustain its distributions or that the Master Fund will be able to pay distributions at a specific rate or at all.

8.	Income Taxes

The Master Fund intends to elect to be treated for federal income tax purposes as a RIC under Subchapter M of the Code beginning with the taxable year ending December 31, 2018. As a RIC, the Master Fund will not have to pay corporate-level federal income taxes on any income that it distributes to its shareholders. The Master Fund intends to distribute all or substantially all of its “investment company taxable income,” net tax-exempt income, if any, and net realized capital gains, if any, on an annual basis in order to maintain their RIC status each year and to avoid any federal income taxes on income.

9.	Investment in the REIT Subsidiary

The REIT Subsidiary was formed on February 3, 2016 as a Maryland corporation. On March 31, 2016, the Master Fund invested $100 in the REIT Subsidiary to fund its initial capitalization. The REIT Subsidiary intends to qualify as a REIT for the taxable period ending December 31, 2018. The REIT Subsidiary, a wholly owned subsidiary of the Master Fund, intends to invest, through wholly owned special purpose vehicles, in certain direct and indirect equity investments in CRE properties and it may also invest in CRE debt and securities. As of June 30, 2018, the REIT Subsidiary is a Level 3 investment in accordance with ASC Topic 820 and was valued at $0.

NORTHSTAR REAL ESTATE CAPITAL INCOME MASTER FUND
NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)
JUNE 30, 2018

10.	Financial Highlights

The following is a schedule of financial highlights:

	For the				For the period from
	Six Months Ended		For the		May 6, 2016(1)
	June 30, 2018		Year Ended		through
	(Unaudited)		December 31, 2017		December 31, 2016
Per share data(2):
Net asset value, beginning of period	$5.99		$7.44		$9.00
Results of operations
Net investment income (loss)(3)	0.20		0.24		(1.56)
Net realized and unrealized appreciation (depreciation) on investments	0.03		(1.40)		—
Net increase (decrease) in net assets resulting from operations	0.23		(1.16)		(1.56)

Shareholder distributions
Distributions from net investment income(3)	(0.21)		(0.26)	(4)	—
Net decrease in net assets resulting from shareholder distributions	(0.21)		(0.26)		—

Capital transactions
Offering costs(3)	0.01		(0.03)		—
Net increase (decrease) in net assets resulting from capital transactions	0.01		(0.03)		—
Net asset value, end of period	$6.02		$5.99		$7.44

Shares outstanding, end of period	5,816,298		4,931,887		222,233

Total return(5)	4.0%	(6)	(15.8)%		(17.3)%	(6)

Ratio/Supplemental Data:
Net assets, end of period	$35,000,553		$29,521,955		$1,653,952

Ratio of net investment income (loss) to average net assets(7)(8)	6.8%		4.0%		(28.4)%

Ratio of total operating expenses to average net assets((7)(8)	6.5%		10.8%		28.4%
Ratio of expense reimbursement from Advisor to average net assets((7)(8)	(8.2)%		(13.7)%		0.0%
Ratio of net operating expenses to average net assets((7)(8)	(1.7)%		(2.9)%		28.4%

Portfolio turnover rate	0.0%		0.0%		Not applicable

(1)	Commencement of operations.
(2)	Per share data may be rounded in order to compute the ending net asset value per share.
(3)	The per share data was derived by using the average number of common shares outstanding during the applicable period.
(4)	The per share data was derived by using the average number of common shares outstanding during the applicable distribution period from June 1, 2017 to December 31, 2017.
(5)
Total return is calculated by determining the percentage change in net asset value, assuming the reinvestment of all distributions in additional common shares of the Master Fund at the Master Fund’s net asset value per share as of the share closing date occurring on or immediately following the distribution payment date. The total return includes the effect of the expense reimbursement from the Advisor which causes an increase in net asset value per share. There were no distributions for the period ended December 31, 2016.

(6)	Not annualized
(7)	Average daily net assets for the applicable period are used for this calculation.
(8)	Annualized

NORTHSTAR REAL ESTATE CAPITAL INCOME MASTER FUND
NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)
JUNE 30, 2018

11.	Commitments and Contingencies

In the normal course of business, the Master Fund may enter into contracts that contain a variety of representations which provide general indemnifications. The Master Fund’s maximum exposure under the arrangements cannot be known; however, the Master Fund expects any risk of loss to be remote.

12.	Subsequent Events

Common Stock from the Trusts

For the period from July 1, 2018 through August 24, 2018, the Company issued 49,669 shares to RE Capital Fund, representing gross proceeds of $300,000.

Distributions

On August 16, 2018, the Board declared daily distributions at an annualized rate of $0.42 per common share from October 1, 2018 through December 31, 2018.

Repurchases

On July 5, 2018, the Master Fund repurchased 57,770 shares of its issued and outstanding common shares at a price equal to $6.02 per share (the NAV on the date of repurchase) for an aggregate purchase price of approximately $347,775 pursuant to a tender offer that was made upon and subject to the terms and conditions of the Offer to Repurchase, dated February 20, 2018.

Investment Transactions

For the period from July 1, 2018 through August 20, 2018, the Master Fund purchased the following:

$1.4 million in 100,000 shares in a private equity placement for TriplePoint Venture Growth BDC (NYSE: TPVG);

$1.1 million in publicly traded equities, including 23,500 shares of ZAYO Group Holdings (NYSE: ZAYO) for a total investment of $0.9M and 17,500 shares of Spirit MTA REIT (NYSE: SMTA) for a total investment of $0.2M; and

$1.2 million in a CMBS investment

Investment Dividend Declaration

On August 9, 2018, Spirit MTA REIT declared a dividend of $0.33 per share payable on October 15, 2018 to shareholders of record as of September 28, 2018.

Other

Other than noted above, the management of the Master Fund has evaluated events and transactions through the date of financial statement issuance and has determined that there are no material events that would require adjustments to or disclosure in the Master Fund’s financial statements.

NORTHSTAR REAL ESTATE CAPITAL INCOME MASTER FUND
SUPPLEMENTAL INFORMATION (UNAUDITED)
JUNE 30, 2018

Board Consideration and Approval of the Continuation of the Advisory Agreements

At an in-person joint meeting (the “Meeting”) of the Boards of Trustees (the “Board”) of the Master Fund, RE Capital Fund and RE Capital Fund-T (the “Trusts”) held on February 22, 2018, the Board, including all of the trustees who are not “interested persons,” as that term is defined in the 1940 Act, of the Master Fund and the Trusts (the “Independent Trustees”), considered the continuation of the Master Fund Advisory Agreement, RE Capital Fund’s Advisory Agreement and the RE Capital Fund-T’s Advisory Agreement (collectively, the “Advisory Agreements”).

In accordance with Section 15(c) of the 1940 Act, the Board requested, reviewed and considered materials furnished by the Advisor relevant to the Board’s consideration of whether to approve the continuation of the Advisory Agreements. In its consideration of the continuation of the Advisory Agreements, the Board, including the Independent Trustees, did not identify any single factor as all-important or controlling, and the following summary does not detail all the matters considered. At the Meeting, the Board, including the Independent Trustees voting separately, approved the continuation of the Advisory Agreements after determining that the Advisor’s compensation, pursuant to the terms of the Advisory Agreements, is fair and reasonable and concluded that the approval of the continuation of the Advisory Agreements would be in the best interest of the shareholders. The Board’s approval was based on consideration and evaluation of the information and material provided to the Board and a variety of specific factors discussed at the Meeting and at prior meetings of the Board, including the factors described below.

At the Meeting, counsel also referred to the “Gartenberg Memorandum,” which had been distributed to the Board in advance, outlining the legal standards applicable to the Independent Trustees under the 1940 Act with respect to the approval of the continuation of to the Advisory Agreements. In addition, the Independent Trustees met at length with counsel, outside the presence of the Trusts’ and Master Fund’s management, to discuss the materials provided by the Advisor and to consider any additional questions they had of the Advisor.

The following is a summary of the Board’s discussion and views regarding the factors it considered in evaluating the continuation of the Advisory Agreements:

Nature, Extent and Quality of Services. The Board examined the nature, scope and quality of the services provided by the Advisor to the Trusts and the Master Fund, including any administrative or other services. The Board considered a presentation regarding the Master Fund’s investment strategies. The Board discussed the nature of the Advisor’s operations, the quality of the Advisor’s compliance infrastructures and reviewed and considered the qualifications and the experience of their respective fund management personnel, which has been made available pursuant to staffing agreements with affiliates of Colony Capital. The Board concluded that the Advisor had provided a level of service consistent with the Board’s expectations. The Trustees further concluded that the Advisor has the ability to continue to provide a level of service consistent with the Board’s expectations and determined that their fund management personnel is well qualified by education and/or training and experience to perform the services in an efficient and professional manner.

Performance. With respect to performance, the Board reviewed data with respect to other accounts managed by the affiliates of the Advisor and the performance of the Master Fund. The Board discussed the background and experience of the Advisor’s portfolio managers for the Master Fund and the Advisor’s investment selection and due diligence process. The Trustees discussed the performance of the CMBS portion of the Master Fund. The Trustees noted the Master Fund’s positive performance to date since inception and recalled their deliberations relating to the Advisor. The Board agreed that they should consider the performance of the Master Fund as a whole in reviewing this factor and noted the Advisor’s satisfaction with the Advisor’s performance. After reviewing these considerations, the Board concluded that the investment performance of the Advisor was satisfactory.

Fees and Expenses. The Board engaged in a lengthy discussion with the Advisor regarding the fee arrangement for the Master Fund, including a discussion regarding both the Management Fee and the Incentive Fee. The Board noted that the Advisor had lowered the management fee. The Board discussed the expense support agreements and agreement to limit reimbursements to the Advisor with each Fund that are in place, and the process by which the Advisor or its affiliates are reimbursed for certain expenses incurred in connection with providing services to the Master Fund and the Trusts, including certain administrative services, as stipulated in the Advisory Agreements. The Board also considered comparative data with respect to advisory fees or similar expenses paid by other non-traded closed-end funds with similar investment objectives.

Economies of Scale. The Board considered whether there will be economies of scale in respect of the management of the Master Fund. It was the consensus of the Board that based on the anticipated size of the Master Fund for the next year of the Advisory Agreements, economies of scale was not a relevant consideration at this time.

NORTHSTAR REAL ESTATE CAPITAL INCOME MASTER FUND
SUPPLEMENTAL INFORMATION (UNAUDITED)
JUNE 30, 2018

Profitability. The Board considered the anticipated profits to be realized by the Advisor in connection with the operation of the Master Fund and the Trusts and whether the amount of profit is a fair entrepreneurial profit for the management of the Trusts. The Board noted that given the uncertainty of the timing for an increase in the Trusts’ fundraising efforts, any projection of profits is speculative. The Board also considered the expected impact of the Amended and Restated Expense Support Agreement and the Agreement to Limit Reimbursements to the Advisor. It was noted that, pursuant to separate Agreements to Limit Reimbursements to the Advisor with each of the Trusts, the Advisor contractually agreed that each Trust would only bear up to 1.0% of the organization and offering expenses, with any organization and offering expenses beyond that limitation to be absorbed by the Advisor. The Board concluded that each of the Advisor’s expected level of profitability from their respective relationships with the Trusts was not expected to be excessive in light of the advisory, administrative and other services to be provided to the Trusts.

Other Benefits. The Board also considered other benefits received by the Advisor and its affiliates as a result of their existing relationships with the Master Fund and Trusts. The Board determined that they did not regard any other benefits as excessive.

Conclusion. The Board approved the continuation of the Advisory Agreements. The Board’s decision to approve the continuation of Advisory Agreements reflects the exercise of its business judgment to enter into such agreements.

Changes in and Disagreements with Accountants on Accounting and Financial Disclosure

The Master Fund has not had any changes in or disagreements with its independent registered public accounting firm on accounting or financial disclosure matters since its inception.

Form N-Q Filings

The Master Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Master Fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov. The Master Fund’s Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room located at 100 F Street, NE, Washington, DC 20549. Shareholders may obtain information on the operation of the SEC’s Public Reference Room by calling the SEC at 1-800-SEC-0330.

Proxy Voting Policies and Procedures

A description of the policies and procedures that the Master Fund uses to vote proxies relating to portfolio securities is available without charge upon request by calling collect at (212) 547-2600, toll-free 877-940-8777, or on the SEC’s website at http://www.sec.gov. Information regarding how the Master Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is available without charge upon request by calling toll-free 877-940-8777, or on the SEC’s website at http://www.sec.gov. Shareholders may obtain a copy of the Master Fund’s proxy voting policies and procedures upon request and without charge by calling the Master Fund or on the SEC’s website at http://www.sec.gov.

The Master Fund has delegated its proxy voting responsibility to the Advisor. Shareholders may obtain a copy of the Advisor’s proxy voting policies and procedures upon request and without charge by calling the Master Fund at 877-940-8777 or on the SEC’s website at http://www.sec.gov.
Proxy Voting Record

Information regarding how the Advisor voted proxies with respect to the Master Fund’s portfolio securities during the most recent 12-month period will be available without charge by making a written request to the Master Fund’s Chief Compliance Officer, c/o Colony Capital, Inc., at 590 Madison Avenue, New York, New York 10022, by calling the Master Fund at (212) 547-2600, or on the SEC’s website at http://www.sec.gov.

Additional Information

The Master Fund’s registration statement includes additional information about the trustees of the Master Fund. The registration statement is available, without charge, upon request by calling the Master Fund toll free at 877-940-8777.

CORPORATE DIRECTORY

BOARD OF TRUSTEES

INTERESTED TRUSTEES
Kevin P. Traenkle
Chairman of the Board,
Chief Executive Officer & President
Interested Trustee
Chief Investment Officer of
Colony Capital, Inc.

INDEPENDENT TRUSTEES
Dianne P. Hurley
Lead Independent Trustee

Daniel J. Altobello
Independent Trustee

Gregory A. Samay
Independent Trustee

EXECUTIVE OFFICERS

Kevin P. Traenkle
Chairman of the Board,
Chief Executive Officer & President

Frank V. Saracino
Chief Financial Officer & Treasurer

Robert C. Gatenio
Chief Operating Officer

Sandra M. Forman
General Counsel, Chief
Compliance Officer & Secretary

CORPORATE HEADQUARTERS

590 Madison Avenue, 34th Floor
New York, NY 10022
212.547.2600
NorthStarCapitalFund.com

TRANSFER AGENT
DST Systems, Inc.
430 W. 7th Street
Kansas City, MO 64105

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Pricewaterhouse Coopers LLP
300 Madison Avenue
New York, NY 10017

LEGAL COUNSEL
Clifford Chance US LLP
31 W. 52nd Street
New York, NY 10019

CUSTODIAN
MUFG Union Bank, N.A.
350 California Street, Suite 2018
San Francisco, CA 94104

EXCLUSIVE WHOLESALE MARKETING AGENT
NorthStar Securities, LLC
5299 DTC Boulevard, Suite 900
Greenwood Village, CO 80111

DISTRIBUTOR
ALPS Distributors, Inc.
1290 Broadway, #1100
Denver, CO 80203

877.227.4141 Tel
303.648.5142 Fax
NorthStarCapitalFund.com

Item 2. Code of Ethics.

Not applicable to this semi-annual report on Form N-CSR.

Item 3. Audit Committee Financial Expert.

Not applicable to this semi-annual report on Form N-CSR.

Item 4. Principal Accountant Fees and Services

Not applicable to this semi-annual report on Form N-CSR.

Item 5. Audit Committee of Listed Registrants.

Not applicable to this semi-annual report on Form N-CSR.

Item 6. Investments.

(a)	The Master Fund’s unaudited schedule of investment as of June 30, 2018 is included as part of the Semi-Annual Report included in Item 1 of Form N-CSR.

 (b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to this semi-annual report on Form N-CSR.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

(a)	Not applicable to this semi-annual report on Form N-CSR.

(b)	On July 13, 2018, William Hughes III was added as a member of the Advisor’s Investment Committee.

William Hughes III. William Hughes III is Managing Director, Investment Management at Colony Capital. Mr. Hughes is responsible for liquid investment strategies. He is the Portfolio Manager of the Colony Capital Focus Fund and the firm’s Commercial Real Estate Securities portfolio. Prior to joining Colony Capital in 2017, Mr. Hughes managed the Focus Fund within Kayne Anderson. Prior to that, Mr. Hughes was a portfolio manager for the Condorcet Opportunity Fund, an event driven hedge fund controlled by Societe Generale. Mr. Hughes has been engaged in value and event driven investing as an analyst and portfolio manager since 1998, and he previously managed similar strategies at Allen & Company and Pequot Capital Management. He began his career as an investment banking analyst at Goldman, Sachs & Co. in the financial institutions group. Mr. Hughes is an honors graduate of the University of Chicago with a concentration in economics.

Other Accounts Managed by Investment Professional

In addition to Mr. Hughes’ responsibility for the day-to-day management of the Master Fund, he also manages other registered investment companies, other pooled investment vehicles and other accounts, as indicated below. The following table identifies estimates as of December 31, 2017 for (i) the number of other registered investment companies, other pooled investment vehicles and other accounts managed by him; (ii) the total assets of such companies, vehicles and accounts; and (iii) the number and total assets of such companies, vehicles and accounts that are subject to an advisory fee based on performance.

	Number of Accounts	Assets of Accounts	Number of Accounts Subject to a Performance Fee	Assets Subject to a Performance Fee
		(in thousands)		(in thousands)
William Hughes III(1)
Registered Investment Companies	4	$32,771	4	$32,771
Pooled Investment Vehicles Other Than Registered Investment Companies	2	$162,851	2	$162,851
Other Accounts	0	0	0	0
____________________________________

(1)	The table identifies the assets as of December 31, 2017 for the accounts currently managed by Mr. Hughes, who was appointed a member of the Advisor’s investment committee on July 13, 2018.
Portfolio Manager Compensation

Colony Capital’s compensation and incentive structure covers investment personnel who render services to the Master Fund on behalf of the Advisor and is designed to align the interests of the investment personnel serving the Master Fund with those of Master Fund shareholders.

Each of Colony Capital’s senior executives, including each of the investment personnel who render services to the Master Fund on behalf of the Advisor receives a base salary and is eligible for a discretionary cash bonus and incentive compensation in the form of long term incentive equity grants in Colony Capital and other entities managed by its affiliates. Cash bonuses are determined, in part, by applying objective corporate financial metrics that encompass meaningful components of Colony Capital’s business and, in part, based on a subjective evaluation of pre-established personal performance targets applicable to the responsibilities of the individual executive as set by Colony Capital’s Compensation Committee or senior executives of Colony Capital.

Portfolio Manager Securities Ownership

The following table shows the dollar range of equity securities in the Master Fund beneficially owned by Mr. Hughes as of August 27, 2018.

Name of Investment Committee Member	Dollar Range of Equity Securities in the Trust(1)
William Hughes III(2)	None
____________________________________

(1)	Dollar ranges are as follows: None, $1 - $10,000, $10,001 - $50,000, $50,001 - $100,000, $100,001 -$500,000, $500,001 - $1,000,000 or over $1,000,000.

(2)	Mr. Hughes was appointed a member of the Advisor’s investment committee on July 13, 2018.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There were no material changes to the procedures by which the Master Fund’s shareholders may recommend nominees to the Master Fund’s board of trustees during the period covered by this semi-annual report on Form N-CSR.

Item 11. Controls and Procedures.

(a) The Master Fund’s principal executive officer and principal financial officer have evaluated the Master Fund’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the 1940 Act) as of a date within 90 days of the filing date of this semi-annual report on Form N-CSR and have concluded that the Master Fund’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the Master Fund in this semi-annual report on Form N-CSR was recorded, processed, summarized and reported timely.

(b) There was no change in the Master Fund’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this semi-annual report on Form N-CSR that has materially affected, or is reasonably likely to materially affect, the Master Fund’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activity for Closed-End Management Investment Companies.

None.

Item 13. Exhibits.

(a)(1)	Not applicable to this semi-annual report on Form N-CSR.

(a)(2)	The certifications of the Master Fund’s Chief Executive Officer and Chief Financial Officer required by Rule 30a-2(a) under the 1940 Act are attached hereto.

(a)(3)	Not applicable.

(b)	The certifications of the Master Fund’s Chief Executive Officer and Chief Financial Officer required by Rule 30a-2(b) under the 1940 Act are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

NorthStar Real Estate Capital Income Master Fund

By:	/s/ Kevin P. Traenkle
Kevin P. Traenkle
Chief Executive Officer and President
Date:	August 27, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Kevin P. Traenkle
Kevin P. Traenkle
Chief Executive Officer and President
(Principal Executive Officer)
Date:	August 27, 2018

By:	/s/ Frank V. Saracino
Frank V. Saracino
Chief Financial Officer and Treasurer
(Principal Financial Officer)
Date:	August 27, 2018